UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2026

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5102 W Laurel Street, Suite 700, Tampa, Florida 33607
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 9, 2026, Limbach Holdings, Inc. (the “Company”, “our”, or “we”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy at the Annual Meeting represented 10,432,247 shares of common stock (entitled to one vote per share). At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s 2026 proxy statement. Below are the final results of the matters voted on at the Annual Meeting.
1.    Election of Directors
Our stockholders elected Joshua S. Horowitz, Linda G. Alvarado and Terence P. Dugan as Class A directors to serve until the 2029 annual meeting of stockholders and until such director’s successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	For	Withheld	Broker Non-Votes
Joshua S. Horowitz	8,827,689	595,371	1,009,187
Linda G. Alvarado	6,127,695	3,295,365	1,009,187
Terence P. Dugan	9,337,538	85,522	1,009,187
2.    Approval of the Compensation of Our Named Executive Officers via a Non-Binding, Advisory Vote
Our stockholders approved by non-binding, advisory vote on the compensation of the named executive officers of Limbach Holdings, Inc. We set forth below the results of the stockholder vote on this proposal:

For	Against	Abstain	Broker Non-Votes
9,024,193	393,847	5,020	1,009,187
3.    Approval of the frequency of an Advisory Vote on the compensation of our Named Executive Officers via a Non-Binding, Advisory Vote
Our stockholders approved the frequency of the advisory vote on the compensation of named executive officers (“say-on-pay vote”) by non-binding, advisory vote. We set forth below the results of the stockholder vote on this proposal:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,833,621	137,411	250,819	201,209	1,009,187
4.    Ratification of Appointment of Independent Registered Public Accounting Firm
Our stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We set forth below the results of the stockholder vote on this proposal:

For	Against	Abstain
10,244,410	159,766	28,071

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: June 11, 2026